Exhibit 99.2

 Q3 2025  Earnings Release  BSVN  October 15, 2025

 BSVN – Corporate Overview  Consistently ranked by S & P Global Market Intelligence as one of the Top Performing Community Banks in the United States  Consistently produce top tier earnings and ROATCE (3)  Proven ability to maintain a healthy net interest margin through various interest rate cycles  Abundant liquidity and a properly matched balance sheet  Disciplined credit culture that adheres to our comprehensive risk management practices  High level of capital provides comfort and flexibility  EPS: Strong performance not driven by share buybacks  Dividend Payout Ratio: 21.9%, which is lower than the average 35% pay out ratio for dividend-paying banks(4)  Shareholder alignment due to 56% insider ownership  Dollars in thousands, except per share data. All data as of September 30, 2025, unless indicated otherwise  Pre-provision pre-tax earnings (“PPE”) and net interest margin excluding loan fees are non-GAAP financial measures. See appendix for reconciliation to their most comparable GAAP measure  Adjusted core are non-GAAP measurements that exclude pre-tax net (loss)income from oil and gas of ($153.00) (after-tax $114.75) and $662.00 (after-tax $497.00) for Q3 2025 and Q2 2025, respectively  See slide 4 for the corresponding comparison between BSVN and peer group  Exchange-traded banks nationwide; Source: S&P Global Market Intelligence

Q3 Overview

Earnings Release: Q3 2025

BANK7

Strong Earnings & Profitability

- EPS: $1.13, driven by core earnings (no share repurchases)
- ROAA: 2.33%
- NIM (excluding loan fee income): 4.67%
- Efficiency Ratio: 41.12%; core bank efficiency ratio of 37.36%(1)
- Robust 2025 core deposit growth driven by talented bankers; sustained Q3 momentum with $36.9 million organic loan growth, positioning for robust 2025 deposit and balance sheet expansion

Asset Quality & CRE

- NPLs/Total Loans: 0.35%
- Diverse CRE portfolio (DFW, OKC & Tulsa Metros)
- Office Loan Average Size (excl. construction): $1.02 million
  - Owner Occupied: $0.67 million
  - Non-Owner Occupied: $1.53 million
- NCO: -13bps (Net recoveries of $483,000)
- Robust, diversified loan growth across the portfolio, with no heavy reliance on any single segment

Consistent Balance Sheet Management & Reliable Liquidity

- Cash + unpledged securities + undrawn credit: $814.15 million (2.63x coverage of $309.55 million(2) adjusted uninsured deposits)
- Loans repricing in ≤1 year: $1.38 billion (89.86%), with $1.17 billion (75.85%) repricing daily
- Positioned to capture most of the next 25 bps rate cuts on 60.32% of floating rate deposits

Prudent Capital Management

- CET1: 14.22%; Tier 1 Leverage: 12.71%; TCE/TA: 12.22%
- Significantly higher than the regulatory "well capitalized" thresholds
- Strong earnings, low dividend payout ratio, no debt, no HTM securities
- AOCI: ($3.02M); portfolio duration ~3.9 years

Dollars in thousands except per share data. All data as of September 30, 2025, unless indicated otherwise
(1) A non-GAAP measurement that excludes oil and gas non-interest expense of $1,424 and oil and gas revenues of $1,271
(2) See slide 12 for adjusted uninsured deposit calculation

2

Maximizing Our Employee Base  PPE(1)  Strength in Core Earnings  1.29% Increase  Dollars are in millions  Financial data is as of or for the twelve months ended December 31 of each respective year and as of and for the three months ended June 30, 2025 and September 30, 2025  Pre-provision, pre-tax earnings (“PPE”) is a non-GAAP financial measure. See appendix for reconciliation to their most comparable GAAP measure  Strong PPE was driven by:  Organic loan growth  Disciplined loan pricing  Consistent NIM  Expense controls  We achieve maximum productivity by:  Having fewer but high quality bankers  Operating an efficient delivery system with a strict adherence to process

 Consistently Outperforming our Peer Group  Income Statement as a Percentage of Average Assets  PPE to Average Assets vs Peers  Dollars are in thousands  Peer group is defined as exchange-traded banks nationwide with assets between $500mm-$5bn (135 banks); Source: S&P Global Market Intelligence  As of Q2 2025, the latest data available.

 Return on Average Tangible Common Equity  5 year average: 21.4%  Efficiency Ratio  5 year average: 37.2%   Return on Average Assets  5 year average: 2.1%   Consistent Top Performer  Financial data is as of or for the twelve months ended December 31 of each respective year and as of or for the three months ended June 30, 2025 and September 30, 2025  Performance ratios remain top-tier and within our historical ranges  8.60%

 Diluted Earnings Per Share  Tangible Book Value Per Share(1)  CAGR since 2018: 16.9%   EPS:  No share repurchases since 2020  Reliable and Rapid Capital Compounder  Dollars and shares in thousands, except per share data  Tangible book value per share is a non-GAAP financial measure, and is calculated by dividing “Total tangible shareholders’ equity” by “Shares outstanding”. See appendix for reconciliation to it’s most comparable GAAP measure  Consistently strong earnings increased TBV despite three factors:  $0.85 per share paid for an all-cash acquisition in Q4 2021  $0.32 per share AOCI unrealized loss from investments  Paid ~20% of earnings as cash dividends since IPO ($4.29 per share)

 CAGR since 2018: 16.9%   BSVN Compared to All Major Exchange Traded Banks  Source: S&P Global Market Intelligence and FactSet; Market data as of 9/30/2025  Total shareholder return includes the reinvestment of dividends  Tangible book value per share is a non-GAAP financial measures. See appendix for reconciliation to it’s most comparable GAAP measure  Public banks include all major exchange-traded banks nationwide (306 banks)  Total Shareholder Return Since BSVN’s IPO (9/2018)  BSVN’s TBVPS(1) Since FYE 2018  (1)  BSVN: 193.3%  Median: 28.5%  164.8% Outperformance  Public Banks Median CAGR: 5.8%(1)  BSVN  Public Banks Median  $100 invested in BSVN since IPO would be worth $293.28 now  $100 invested in an index of all public banks since BSVN’s IPO would be worth $128.46 now

 BSVN Compared to All Major Exchange Traded Banks  Source: S&P Global Market Intelligence and FactSet; Market data as of 9/30/2025  Total shareholder return includes the reinvestment of dividends  Public banks include all major exchange-traded banks nationwide (306 banks)  5-Year Total Shareholder Return (%) BSVN vs. Median MET Banks  458.7%  103.2%

 Consistent Net Interest Margin  Financial data is as of or for the twelve months ended December 31 of each respective year and as of or for the three months ended June 30, 2025 and September 30, 2025  Net interest margin (excluding loan fee income) is a non-GAAP financial measure, see Appendix for reconciliation to the most comparable GAAP measure for this metric  ◼︎ Loan Fee Income Contribution  Net interest margin remains within our historical range, and is driven by strong loan growth with disciplined loan pricing that is funded by a broad and deep deposit base  September's 25 bps rate cut slightly compressed our net interest margin. Loan yields dropped 16 bps to 7.37% (64% beta), and cost of funds, peaking at 2.73%, fell 15 bps to 2.58% (60% beta). Net interest margin (excluding loan fee income) ended the quarter at 4.55%  Currently, $344.56 million in loans are at a fixed-rate or at their floors; this would rise to $973.21 million with a further 100 bps rate cut

 Well Positioned for a Declining Rate Environment  Dollars in millions unless indicated otherwise. All data as of September 30, 2025

 We Achieve a Steady Spread thru Various Rate Cycles  Financial data calculated using annual averages  Excluding loan fee income

 Asset Sensitivity Repricing and Liquidity  Dollars in thousands, all data as of September 30, 2025, unless indicated otherwise  $1.17 billion of gross loans reprice daily  Asset Sensitivity Repricing Schedule  (1)  Uninsured deposits total $401.80 million (24.55% of total). Adjusted for insider and collateralized deposits, uninsured deposits are $309.55 million (18.91% of total)  With $814.15 million in cash, securities, and undrawn lines of credit, we have 2.63x coverage of adjusted uninsured deposits  Uninsured Deposits | Cash/Liquidity  Liquidity

 Deposit Composition  Deposit Composition  CAGR since 2020: 13.4%  Dollars in millions, all data as of September 30, 2025, unless indicated otherwise

 Loan Portfolio Trends  Loan Portfolio Trends – Selected Categories  Dollars in millions  No single loan category within 'Other' exceeds 10% of the total loan portfolio  CAGR Since 2020: 13.6%

 Loan Portfolio Distribution  Dollars are in millions. Data as of September 30, 2025  Loan Portfolio  Selected Categories

 Diverse CRE Portfolio with Very Low Historical Losses  Dollars are in millions. Data as of September 30, 2025  Diverse commercial real estate lending activity in Texas and Oklahoma with an emphasis in the DFW, Oklahoma City, and Tulsa metros  Minimal office loans  No office exposure to downtown metropolitan locations  Office Loan Average Size, excluding construction is $1.02 million:  Owner Occupied — $0.67 million  Non-Owner Occupied — $1.53 million  Construction lending activity primarily in Oklahoma City and the Dallas metroplex with an emphasis on entry level homes with established homebuilders  Limited lot and development lending activity  Hospitality niche managed by seasoned professionals with proven track record through various economic cycles   CONSTRUCTION  OWNER OCCUPIED

 Hotel Portfolio by Class  Hotel Portfolio by Location  Hospitality Loan Portfolio – A Source of Strength  Dollars are in millions. Data as of September 30, 2025  Blue collar portfolio that is well-protected by the “cycle-down” effect of a recession   Geographically concentrated in TX (79%) and other markets with favorable economic conditions  Loans personally guaranteed by experienced owner/operators with operating history spanning decades of economic cycles  Diversified lending to many reputable brands  Consistent underwriting fundamentals with disciplined equity requirements, debt coverage ratio requirements, personal recourse, and rapid amortization  Average loan size of $5.52 million  3.56%  Actual  Hotel Portfolio by Location

 Total Assets  Strategic Growth in Dynamic Markets  Dollars are in millions  2014   2015  2016  2017  2018  2019  2020  2021  2022  2023  2024  Q3 2025  LPO opened in Tulsa, OK, full-service branch opened in Frisco, TX  Oklahoma acquisition  Full-service branch opened in Tulsa, OK   Completed IPO  Full-service branch opened in Irving, TX  LPO opened in  Irving, TX  Kansas acquisition  CAGR Since 2014: 13.6%   Oklahoma mortgage acquisition

 Earnings-driven Capital Shock-absorption  Earnings-driven cushion far exceeds regulatory capital minimums as illustrated over a two-year period, consistent with DFAST parameters(1)  Dollars are in thousands  above assumes no cash dividends and is simply an illustration and should not be considered a projection or forward-looking guidance of any kind  DFAST = Dodd-Frank Act Stress Test  Excess capital to target ratio expressed in % is the difference between the actual ratio and regulatory minimum divided by the regulatory minimum  Excess capital to target ratio expressed in $ is the excess capital % multiplied by either average assets or risk-weighted assets, assuming a static balance sheet over the next 24 months   Trailing twelve months PPE of $58.0 million extrapolated over two years

 Appendix

 Bank7 Corp. Financials  BSVN adopted the CECL model (ASC326) on 1/1/2023 using the modified retrospective method. The presented allowance for periods prior to 1/1/2023 is under the incurred loss model (pre-ASC326)  Represents a non-GAAP financial measure. See non-GAAP reconciliations table for reconciliation to most comparable GAAP measure for this metric

 Bank7 Corp. Performance Ratios  Annualized  Efficiency ratio is calculated by dividing noninterest expense by the sum of net interest income on a tax equivalent basis and noninterest income     Represents a non-GAAP financial measure, see non-GAAP reconciliations table for reconciliation to the most comparable GAAP measure for this metric  Ratios are based on Bank level financial information rather than consolidated information. At September 30, 2025, Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 12.71%, 14.22%, and 15.43% respectively for the Company

 Non-GAAP Reconciliations

 Non-GAAP Reconciliations -- Continued

 Oil & Gas Asset Recap  Cash Flow Recap  GAAP Results  Dollars in thousands  Includes depletion expense of $1,040  (1)

 Available-for-Sale Securities Portfolio  Investment Portfolio  Dollars are in millions.  All mortgage-backed securities and collateralized mortgage obligations are issued and/or guaranteed by U.S. government agencies or U.S. government-sponsored entities.  Total investment securities of $54.9 million as of September 30, 2025  Weighted Average Duration: 3.9 Years  Book Yield: 2.32%

 Legal Information and Distribution  This presentation and oral statements made regarding the subject of this presentation contain forward-looking statements. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved. Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.     Within this presentation, we reference certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable, but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.     This presentation includes certain non-GAAP financial measures, including pro forma net income, tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table in the appendix of this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.